SUBSEQUENT EVENTS	6 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

25 SUBSEQUENT EVENTS

The Company has evaluated all events or transactions that occurred after the balance sheet date, up through the date the Company issued these unaudited interim condensed consolidated financial statements and noted the following events,

●	On October 3, 2025 (the “Closing Date”), the Company completed the all share acquisition of Matter. The transaction was executed pursuant to the Share Purchase Agreement dated August 18, 2025 (as amended by the addendum dated August 29, 2025).

Key Terms of the Transaction

●	Total purchase consideration of USD13.0 million, payable entirely in the Company’s ordinary shares (“Consideration Shares”).
●	1,241,496 Consideration Shares to be issued in aggregate, of which:

○	1,055,272 shares were issued on the Closing Date; and
○	186,224 shares are deferred and will be issued 12 months after the Closing Date.

●	The Consideration Shares are subject to an 18-month lock-up period.
●	Management Shares: In connection with the acquisition, 238,752 of the Company’s ordinary shares were reserved for Matter’s executives and key employees, vesting in two equal tranches at 12 and 24 months after the Closing Date, conditional upon continued employment.
●	Advisory Shares: 62,074 of the Company’s ordinary shares were issued to an unrelated party as an introductory fee.

Management is in the process of preparing the purchase price allocation (“PPA”) in accordance with IFRS 3 and has not yet finalized the acquisition-date fair values of the identifiable assets and liabilities of Matter. The PPA is expected to be completed and disclosed in the Group’s next reporting period.

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On October 23, 2025, Rhino Ventures exercised the tranche 2 of the IPO Warrants, with an exercise price of $0.77 per share, to purchase 18,000,000 ordinary shares of the Company. The total exercise price of US$13,837,500 has been delivered in full to the Company.

●	On October 31, 2025, the Company granted 98,101 Performance Share Units (the “PSUs”) and 203,743 Restrictive Share Units (the “RSUs”) to certain employees and contractors pursuant to the Company’s amended and restated 2024 Omnibus Incentive Plan adopted on July 28, 2024.

●	PSUs vest based on the performance of the Company’s share price compared against the movement of S&P Software & Services Industry Index over a three-year measurement period ending March 31, 2028.
●	RSUs vest over a two-and-a-half-year period with equal vesting on 31 March 2026, 2027 and 2028 subject to achievement of individual KPI’s.
●	Each PSU and RSU entitled the holder to subscribe one Ordinary Share upon vesting.

Management is in the process of assessing the impact of these grants on the Group’s consolidated financial performance.

●	On November 4, 2025, the Company signed a memorandum of understanding to acquire Kindred OS, a company engaged in innovation Edge Artificial Intelligence. The completion of the acquisition is subject to the completion of satisfactory due diligence.

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On November 21, 2025, the Company signed a memorandum of understanding to acquire The Remedy Project Limited, an entity specializing in data-driven human rights risk assessment and worker-centered remediation protocols for global supply chains. The completion of the acquisition is subject to the completion of satisfactory due diligence

●	On November 30, 2025, the Company signed a memorandum of understanding to acquire PlanA.earth GmbH a business focused on corporate carbon accounting, decarbonization and ESG reporting. The completion of the acquisition is subject to the finalization of the definitive agreement and completion of satisfactory due diligence